UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 9, 2021

3D SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area (803) 326-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 9, 2021, 3D Systems, Inc., Quickparts.com, Inc., 3D Systems Italia Srl, 3D Systems France Sarl, 3D Systems Europe Limited and 3D Systems GmbH (collectively, the “Sellers”), each subsidiaries of 3D Systems Corporation (the “Company”), completed the sale of the Company’s On Demand Manufacturing business (the “ODM Business”) to QuickParts Acquisition, Inc., an affiliate of Trilantic North America (the “Purchaser”), with an effective time of 12:01 a.m. Eastern Time on September 10, 2021. On September 9, 2021, the Sellers, the Company and the Purchaser entered into an amendment to the Asset Purchase Agreement, dated June 1, 2021, by and among the Sellers, the Company and the Purchaser agreeing to defer the Purchaser’s acquisition of the French assets of the ODM Business until the Sellers and the Purchaser receive confirmation from the French Ministry of the Economy and Finance that the acquisition of the French assets is permitted under applicable French foreign investment laws. The Company expects this approval will be received before the end of the fourth quarter of 2021.

For more information regarding the sale of the ODM Business by the Sellers to the Purchaser, see the Company’s Current Report on Form 8-K, filed on June 2, 2021.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements, including the ability of the Sellers to complete the sale of the French assets of the ODM Business as expected. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the Company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. The Company undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events, or circumstances or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

By:	/s/ Andrew M. Johnson
Name:	Andrew M. Johnson
Title:	Executive Vice President, Chief Legal Officer and Secretary

Date: September 10, 2021